UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

UNITED FINANCIAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 787-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 25, 2011, United Financial Bancorp, Inc. issued a press release disclosing its financial results for the three months ended March 31, 2011. The Company also announced a quarterly dividend payment of $0.08 per share payable on June 7, 2011, to shareholders of record as of May 16, 2011. A copy of the press release is included as Exhibit 99.1 to this report.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2010, the Board of Directors of United Bank, the wholly owned subsidiary of United Financial Bancorp, Inc., appointed Keith E. Harvey as Executive Vice President and Chief Operating Officer of the Company and the Bank. Before being named Chief Operating Officer, Mr. Harvey served as the Executive Vice President for Operations and Retail Sales of the Bank. Mr. Harvey joined the Bank in 1984. Age 62.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on April 21, 2011. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Paula A. Aiello	12,200,799	438,552	1,240,217
Richard B. Collins	12,121,135	518,216	1,240,217
Michael F. Werenski	12,152,178	487,173	1,240,217

2.	The appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS
13,689,580	71,024	86,887

3.	An advisory vote was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,990,091	249,195	367,988	1,240,217

4.	An advisory vote was taken on the frequency of the advisory vote on the compensation of the Company’s named executive officers and the vote was as follows:

ONE YEAR:	10,856,245

TWO YEARS:	234,624

THREE YEARS:	1,416,321

ABSTAIN:	96,737

BROKER NON-VOTES	1,243,563

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated April 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE: April 25, 2011	By:	/s/ Mark A Roberts
Mark A Roberts
Executive Vice President and
Chief Financial Officer